Financial Result	12 Months Ended
Dec. 31, 2021
Financial Result
Financial Result

11.Financial Result

Financial result is comprised of the following:

In € thousand	2021	2020	2019
Finance income	11,288	80	518
thereof: fair value changes	11,280	58	516
Finance expenses	(20,201)	(49,741)	(5,736)
thereof: interest portion of lease payments	(437)	(450)	(341)
thereof: fair value changes	(15,645)	(15,222)	—
thereof: expected credit losses	(260)	—	—
thereof: interest on convertible loans	(3,483)	(33,960)	(5,350)
Financial result	(8,913)	(49,661)	(5,218)

Fair value changes resulted from the embedded derivatives of the convertible loans (2021: €6,351 thousand in finance income and €26 thousand in finance expense; 2020: €15,222 thousand in finance expense; 2019: €516 thousand in finance income), changes in the fair value of warrants (2021: €4,454 thousand in finance income; 2020 and 2019: nil), promissory notes (2021: €475 thousand; 2020: €58 thousand; and 2019: nil in finance income) and a foreign currency exchange contract (2021: €15,532 thousand in finance expense; 2020 and 2019: nil) which was concluded to hedge the foreign currency exchange risk related to the funds from the Reorganization expected to be received in USD. Fair value changes from the money market funds are also included in finance expenses (2021: €87 thousand;

2020 and 2019: nil). Of the €260 thousand allowance for expected credit losses recognized in finance expense in 2021, €257 thousand is related to other financial assets (i.e., fixed-term deposits and security deposits) and €3 thousand is related to cash and cash equivalents.